Prudential Investment Portfolios 8

PGIM Quant Solutions Stock Index Fund

(the “Fund”)

Supplement dated October 10, 2023
to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (SAI) and retain it for future reference.

The Board of Trustees of the Fund has approved changing the Fund’s name to PGIM Quant Solutions Large-Cap Index Fund.

The name change will be effective on or about December 11, 2023.  The name change will not result in any change in the investment objective, investment policies or investment strategies of the Fund.

To reflect this change, effective on or about December 11, 2023 all references to “PGIM Quant Solutions Stock Index Fund” in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are replaced with “PGIM Quant Solutions Large-Cap Index Fund.”

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